                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                                SECOND AMENDMENT

                  This SECOND AMENDMENT (this "Amendment") is entered into effective as of February 7, 2003, in respect of the Uncommitted Amended and Restated Credit Agreement, dated as of July 1, 2002 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement") among WOODWARD MARKETING, L.L.C., a Delaware limited liability company (the "Borrower"), the financial institutions parties thereto (the "Banks"), FORTIS CAPITAL CORP., a Connecticut corporation ("Fortis"), as a Bank, as an Issuing Bank, as Collateral Agent and as Administrative Agent for the Banks, and BNP PARIBAS, a bank organized under the laws of France ("BNP Paribas"), as a Bank, as an Issuing Bank, and as Documentation Agent.


                  WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein.


                  NOW, THEREFORE, in consideration of premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, Fortis, BNP Paribas and the other Banks agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

                  2. Amendments. The Credit Agreement is hereby amended as follows:

                           (a) The definition of "Borrowing Base Sub-Cap" in
Section 1.01, Certain Defined Terms, is hereby amended by deleting the phrase "cumulative loss" where it occurs therein and substituting in lieu thereof the phrase "Cumulative Loss".

                           (b) A new definition of "Cumulative Loss" is hereby
added to Section 1.01, Certain Defined Terms, immediately after the definition of "Credit Extension", such new definition to read in its entirety as follows:

                           "Cumulative Loss" means, as of the date of any
                  election of a Borrowing Base Sub-Cap, the consolidated net loss of the Borrower and its Subsidiaries for the period commencing on the Closing Date and ending on the date of such election (determined as a single accounting period) as defined according to GAAP, but excluding from net income any gains or losses attributable solely to accounting changes adopted by Borrower to achieve consistency with the consensus reached on Issue 02-3 (Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities) by the Emerging Issues Task Force (EITF) of the Financial Accounting Standards Board reflected in the minutes of the October 25, 2002 meeting of the EITF."

                  3. Representations. To induce the Administrative Agent and the Banks to enter into this Amendment, Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on even date herewith, and further represents and warrants (a) that no material adverse change has occurred in the financial condition or business prospects of Borrower since the date of the last financial statements delivered to the Administrative Agent and the Banks, (b) that no Event of Default exists and no event or condition exists or has occurred which with passage of time, or notice, or both, would become an Event of Default (a "Default"), and (c) that Borrower is fully authorized to enter into this Amendment. BORROWER ACKNOWLEDGES THAT THE CREDIT AGREEMENT PROVIDES FOR A CREDIT FACILITY THAT IS COMPLETELY OPTIONAL ON THE PART OF THE BANKS AND THAT THE BANKS HAVE ABSOLUTELY NO DUTY OR OBLIGATION TO ADVANCE ANY REVOLVING LOAN OR TO ISSUE ANY LETTER OF CREDIT. BORROWER REPRESENTS AND WARRANTS TO THE BANKS THAT BORROWER IS AWARE OF THE RISKS ASSOCIATED WITH CONDUCTING BUSINESS UTILIZING AN UNCOMMITTED FACILITY.

                  4. Conditions Precedent. As a condition to Administrative Agent and the Banks entering into this Amendment, the Administrative Agent and the Banks must have received executed originals of each of the following documents and instruments, in form and substance satisfactory to the Administrative Agent and the Banks:

                           (a) this Amendment, duly executed by Borrower and the
Banks; and

                           (b) such other documents or certificates as the
Administrative Agent may reasonably request.

                  5. Miscellaneous.

                           (a) No Other Amendments or Waivers. Except as
expressly consented to hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any consent, amendment, waiver or modification of any provision thereof.

                           (b) Severability. In case any of the provisions of
this Amendment shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

                           (c) Execution in Counterparts. This Amendment may be
executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of an originally executed counterpart of this Amendment.

                           (d) Governing Law. This Amendment shall be construed
in accordance with and governed by the laws of the State of New York (without reference to



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

principles of conflicts of laws); provided, however, that the Administrative Agent, the Banks and all Agent-Related Persons shall retain all rights under federal law.

                           (e) Rights of Third Parties. All provisions herein
are imposed solely and exclusively for the benefit of Borrower, Administrative Agent, the Banks, Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with this Amendment or any of the other Loan Documents.

                           (F) COMPLETE AGREEMENT. THIS WRITTEN AMENDMENT AND
THE OTHER WRITTEN AGREEMENTS ENTERED INTO AMONG THE PARTIES REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                            [SIGNATURE PAGES FOLLOW]



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

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                       WOODWARD MARKETING, L.L.C., a Delaware
                                       limited liability company


                                       By:    /s/ RONALD W. BAHR
                                              ----------------------------------
                                       Name:  Mr. Ronald W. Bahr
                                              ----------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------

                                       Borrower's Address:
                                       11251 Northwest Freeway, Suite 400
                                       Houston, Texas 77092
                                       Attention: Ronald W. Bahr
                                       Telephone: (713) 688-7771
                                       Facsimile: (713) 688-5124


                                       FORTIS CAPITAL CORP.,
                                       a Connecticut corporation
                                       as Administrative Agent, Collateral Agent and a Bank


                                       By:        /s/ IRENE C. RUMMEL
                                           -------------------------------------
                                           Name:  Irene C. Rummel
                                           Title: Senior Vice President


                                       By:        /s/ CHAD CLARK
                                           -------------------------------------
                                           Name:  Chad Clark
                                           Title: Vice President


                                       100 Crescent Court
                                       Suite 1777
                                       Dallas, TX 75201
                                       Telephone: (214) 953-9314
                                       Facsimile: (214) 969-9332

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                         [Amendment to Credit Agreement]



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

                                       BNP PARIBAS,
                                       a bank organized under the laws of France as a Bank, Issuing Bank, and Documentation Agent

                                       By:    /s/ EDWARD K. CHIN
                                              ----------------------------------
                                       Name:  Edward K. Chin
                                              ----------------------------------
                                       Title: Director
                                              ----------------------------------

                                       787 Seventh Avenue
                                       New York, New York 10019
                                       Attention: Ed Chin
                                       Telephone: (212) 841-2020
                                       Facsimile: (212) 841-2536


                                       BNP PARIBAS,
                                       a bank organized under the laws of France as a Bank, Issuing Bank, and Documentation Agent

                                       By:    /s/ KEITH COX
                                              ----------------------------------
                                       Name:  Keith Cox
                                              ----------------------------------
                                       Title: Director
                                              ----------------------------------

                                       787 Seventh Avenue
                                       New York, New York 10019
                                       Attention: Keith Cox
                                       Telephone: (212) 841-2020
                                       Facsimile: (212) 841-2536






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                         [Amendment to Credit Agreement]

                                       NATEXIS BANQUES POPULAIRES, NEW YORK
                                       BRANCH, as a Bank

                                       By:    /s/ DAVID PERSHAD
                                              ----------------------------------
                                       Name:  David Pershad
                                              ----------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       1251 Avenue of the Americas, 34th Floor
                                       New York, New York 10020
                                       Attention: David Pershad
                                       Telephone: (212) 872-5015
                                       Facsimile: (212) 354-9095



                                       NATEXIS BANQUES POPULAIRES, NEW YORK
                                       BRANCH, as a Bank

                                       By:    /s/ GUILLAUME DE PARSCAU
                                              ----------------------------------
                                       Name:  Guillaume de Parscau
                                              ----------------------------------
                                       Title: First Vice President & Manager
                                              ----------------------------------
                                              Commodities Finance Group
                                              ----------------------------------


                                       1251 Avenue of the Americas, 34th Floor
                                       New York, New York 10020
                                       Attention: Guillaume de Parscau
                                       Telephone: (212) 872-5015
                                       Facsimile: (212) 354-9095






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                         [Amendment to Credit Agreement]

                                       RZB FINANCE LLC, as a Bank


                                       By:    /s/ HERMINE KIROLOS
                                              ----------------------------------
                                       Name:  Hermine Kirolos
                                              ----------------------------------
                                       Title: Group Vice President
                                              ----------------------------------

                                       1133 Avenue of the Americas
                                       New York, New York 10036
                                       Attention: Hermine Kirolos
                                       Telephone: (212) 845-4114
                                       Facsimile: (212) 944-6389


                                       RZB FINANCE LLC, as a Bank


                                       By:    /s/ FRANK J. YAUTZ
                                              ----------------------------------
                                       Name:  Frank J. Yautz
                                              ----------------------------------
                                       Title: First Vice President
                                              ----------------------------------

                                       1133 Avenue of the Americas
                                       New York, New York 10036
                                       Attention: Frank J. Yautz
                                       Telephone: (212) 845-4114
                                       Facsimile: (212) 944-6389





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

                                       GUARANTORS:


                                       ATMOS ENERGY MARKETING, LLC


                                       By:    /s/ LAURIE M. SHERWOOD
                                              ----------------------------------
                                       Name:  Laurie M. Sherwood
                                              ----------------------------------
                                       Title: Vice President & Treasurer
                                              ----------------------------------



                                       1800 Three Lincoln Centre
                                       5430 LBJ Freeway
                                       Dallas, TX 75240


                                       ATMOS ENERGY HOLDINGS, INC.


                                       By:    /s/ LAURIE M. SHERWOOD
                                              ----------------------------------
                                       Name:  Laurie M. Sherwood
                                              ----------------------------------
                                       Title: Vice President & Treasurer
                                              ----------------------------------



                                       1800 Three Lincoln Centre
                                       5430 LBJ Freeway
                                       Dallas, TX 75240





                         [Amendment to Credit Agreement]



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